UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 23, 2025

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2025, Lazydays Holdings, Inc. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the previous 30 consecutive business days, the closing bid price for the Company’s common stock, par value $0.0001 per share (the “Common Stock”), had been below the minimum $1.00 per share minimum bid price required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). The Notice has no immediate effect on the Company’s listing on the Nasdaq Capital Market or on the trading of the Common Stock, which continues to trade under the symbol “GORV”.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until July 22, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If, at any time before the Compliance Date, the bid price for the Common Stock closes at $1.00 or more for a minimum of 10 consecutive business days, we expect Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement (unless Nasdaq exercises its discretion to extend such 10 business day period under Nasdaq Listing Rule 5810(c)(3)(H)).

If the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180-calendar day period to regain compliance. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on the Nasdaq Capital Market, except the Minimum Bid Price Requirement. In addition, the Company would be required to provide written notice of its intention to cure the minimum bid price deficiency during this second 180-day compliance period by effecting a reverse stock split, if necessary. If the Company is not granted an additional 180-day compliance period, then Nasdaq would provide written notification that the Company’s securities will be subject to delisting. At that time, the Company would be able to appeal the determination to delist its securities to a Nasdaq hearings panel.

The Company intends to continue actively monitoring the bid price for its common stock between now and the expiration of the Compliance Period and will consider all available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement. There can be no assurance that the Company will regain compliance with the Minimum Bid Price Requirement during the 180-day compliance period, secure a second 180-day period to regain compliance, if necessary, or otherwise maintain compliance with the Bid Price Requirement or the other listing requirements.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding the Company’s goals, plans, projections and guidance regarding its Common Stock, financial and liquidity position, results of operations, market position, pending and potential future transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. Examples of forward-looking statements herein include, among others, statements regarding the Company’s ability to regain compliance with Nasdaq’s listing standards, anticipated actions to be taken by Nasdaq in the future and the potential that the Company could engage in a future transaction such as a reverse stock split.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future results or occurrences, and the actual results or occurrences may differ materially from those made in the forward-looking statements in this Current Report on Form 8-K. The risks and uncertainties that could cause actual results or occurrences to differ materially from forward-looking statements include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, the Company’s relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness (including the Company’s ability to obtain further waivers or amendments to credit agreements, the actions or inactions of its lenders, available borrowing capacity, its compliance with financial covenants and its ability to refinance or repay indebtedness on terms acceptable to the Company), acts of God or other incidents which may adversely impact the Company’s operations and financial performance, government regulations, legislation and other risks and uncertainties set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to the Company’s financial statements, in the Company’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in its other filings with the U.S. Securities and Exchange Commission. The Company urges you to carefully consider this information and not place undue reliance on forward-looking statements. The Company undertakes no duty to update its forward-looking statements, which are made as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

Date: January 23, 2025	By	/s/ Ronald K. Fleming
Ronald K. Fleming
Interim Chief Executive Officer